UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 25, 2004

TXU CORP.

(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411

(Address of principal executive offices, including zip code)

TXU ENERGY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	33-108876	75-2967817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 25, 2004, TXU Corp. (the “Company”) and TXU Energy Company LLC filed a Current Report on Form 8-K containing a press release and slide presentation that C. John Wilder, chief executive officer of the Company will give regarding the Company’s strategy and performance outlook during the Edison Electric Institute (EEI) Annual Financial Conference in San Diego, California on October 26, 2004. Exhibit 99.3 supplements and replaces slide 34 of that presentation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.3	Replacement slide 34 to presentation to be given by Mr. Wilder on October 26, 2004*

*	Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXU CORP.

By:	/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Assistant Controller and Interim Controller

Dated: October 26, 2004

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